UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2004

KFORCE INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-26058	59-3264661
(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida	33605
(Address of principal executive offices)	(Zip Code)

(813) 552-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release, dated February 4, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 4, 2004, Kforce Inc. issued a press release announcing its results of operations for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.

(Registrant)

Date: February 4, 2004	By:	/s/ David L. Dunkel
David L. Dunkel
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated February 4, 2004.

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